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                          INDEPENDENT AUDITORS' CONSENT

                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of 4Kids Entertainment, Inc. on Form S-8 of our report dated March 27, 2001, appearing in the Annual Report on Form 10-K of 4Kids Entertainment, Inc. for the year ended December 31, 2000.

Deloitte & Touche LLP
New York, New York
September 13, 2001